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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2004
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                            Oxford Industries, Inc.
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             (Exact name of registrant as specified in its charter)

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
             Georgia               001-04365         58-0831862
    (State or other jurisdiction  (Commission      (IRS Employer
         of incorporation)        File Number)  Identification No.)

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
    222 Piedmont Avenue, NE, Atlanta, GA.     30308
  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (404) 659-2424
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 30, 2004, Oxford Industries, Inc., (the "Company") issued a press release announcing, among other things, its financial results for the three-month period ended August 27, 2004. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.

     The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

EXHIBIT
NUMBER
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
99.1           Press Release of Oxford Industries, Inc., dated September 30,
               2004.




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934. The registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                OXFORD INDUSTRIES, INC.



September 30, 2004                             By: /s/ Ben B. Blount, Jr.
                                                   -----------------------------
                                                   Ben B. Blount, Jr.
                                                   Executive Vice President and
                                                   Chief Financial Officer